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                                                                EXHIBIT 10.17(b)

                      AMENDMENT TO DEVELOPMENT AGREEMENT
                      ----------------------------------

                               December 6, 1994


     THIS AMENDMENT TO DEVELOPMENT AGREEMENT ("Amendment") is entered into between PAPA JOHN'S INTERNATIONAL, INC., a Delaware corporation ("Franchisor") and PJVA, INC., a Virginia corporation ("Developer").

     RECITALS:
     --------

     A. The parties hereto are parties to a Papa John's Development Agreement dated March 15, 1992, as amended by Amendment to Development Agreement dated December 8, 1993, for the development of 47 Papa John's Pizza outlets in Norfolk, Richmond and Virginia Beach, Virginia (the "Development Agreement").

     B. The parties now desire to amend the Development Agreement as set forth herein.

     NOW, THEREFORE, the parties agree as follows:

     1. DEVELOPMENT AREA. The "Development Area," as defined on Exhibit A of the Development Agreement, is hereby amended in its entirety as set forth on the attached Exhibit A.

     2. REAFFIRMATION. Except as amended herein, the Development Agreement shall remain in effect according to its terms.

     IN WITNESS WHEREOF, witness the signatures of the parties as of the day, month and year first above written.

                                       PAPA JOHN'S INTERNATIONAL, INC.


                                           /s/ J. Daniel Holland
                                       By: -------------------------------------
                                           J. Daniel Holland, President


                                       PJVA, INC.


                                           /s/ Richard F. Sherman
                                       By: -------------------------------------
                                           Richard F. Sherman, President
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